Exhibit 32.1
            CERTIFICATION OF CHIEF EXECUTIVE AND FINANCIAL OFFICER PURSUANT
             TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906
                     OF THE SARBANES-OXLEY ACT OF 2002

I, Stephanie M. Risk-McElroy, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the annual report of George Risk Industries, Inc. on Form 10K dated April 30, 2013 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10K fairly presents in all material respects the financial condition and results of operations of George Risk Industries, Inc.



Date:  August 13, 2013			By:  /s/  Stephanie M. Risk-McElroy
					Stephanie M. Risk-McElroy
					Chief Executive and Financial Officer